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                                                                    EXHIBIT 10.1

                     FORM OF LUMINANT WORLDWIDE CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN


PURPOSE          Luminant Worldwide Corporation, a Delaware corporation
                 (the "COMPANY"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Luminant Worldwide Corporation 1999 Long-Term Incentive Plan (the "PLAN"), effective as of __________, 1999 (the "EFFECTIVE DATE"), to provide options ("OPTIONS") to employees and outside directors of the Company and its subsidiaries to purchase shares of the Company's common stock (the "COMMON STOCK").

PARTICIPANTS     All Employees of the Company and any Eligible Subsidiaries are
                 eligible for Options under this Plan. Eligible employees become
                 "OPTIONEES" when the Administrator grants them an option under this Plan. The Administrator may also grant options to consultants and certain other service providers. The term
                 OPTIONEE also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                 EMPLOYEE means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR    The ADMINISTRATOR will be the Compensation Committee
                 of the Board of Directors, unless the Board specifies another committee of the Board, but the Board may still act under the Plan as though it were the Compensation Committee.

                 The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or other employees of the Company.

                 The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.

GRANTING OF      Subject to the terms of the Plan, the Administrator will, in its sole

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OPTIONS          discretion, determine

                                   the persons who receive Options,

                                   the terms of such Options,

                                   the schedule for exercisability (including any requirements that the optionee or the Company satisfy performance criteria),

                                   the time and conditions for expiration of the Option, and

                                   the form of payment due upon exercise.

                 The Administrator's determinations under the Plan need not be uniform and need not consider whether possible recipients are similarly situated.

                 Options granted to employees may be "incentive stock options" ("ISOS") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "CODE"), or the corresponding provision of any subsequently enacted tax statute, or nonqualified stock options ("NQSOS"), and the Administrator will specify which form of option it is granting. (If the Administrator fails to specify the form, it will be an ISO.) Options granted to outside directors, including Formula Options, must be nonqualified stock options.

SUBSTITUTIONS                      The Administrator may also grant Options
                                   in substitution for options or other
                                   equity interests held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's or Subsidiary's acquiring or merging with the individual's employer or acquiring its assets. In addition, the Administrator may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Subsidiary. If necessary to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

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DIRECTOR         Each director who is not an employee of the Company will
FORMULA          receive a formula stock option ("FORMULA OPTION") as of
OPTIONS          effective date  of the Company's initial public offering with respect to 15,000 shares of Common Stock, as will each non-employee director later appointed or elected to the Board (with the grant made as of the date of his first election or appointment). Each such non-employee director serving on the Board at each annual meeting of the Company's stockholders (beginning with the meeting at least six months after the Effective Date and excluding directors who leave the Board on the day of the annual meeting) will receive a Formula Option as of that meeting with respect to 10,000 shares of Common Stock. The Exercise Price for Formula
                 Options will be the Fair Market Value on the Date of Grant.

        EXERCISE Unless the Administrator specifies otherwise, each Formula SCHEDULE Option will become exercisable as to one-sixth every six months over the three years following the Date of Grant. A Formula Option will become exercisable in its entirety upon the director's death, disability, or attainment of age 70.

DATE OF GRANT    The DATE OF GRANT will be the date as of which this Plan (for
                 Formula Options) or the Administrator grants an Option to a participant, as specified in the Plan or in the Administrator's minutes.

EXERCISE PRICE   The EXERCISE PRICE is the value of the consideration that an optionee must provide in exchange for one share of Common
                 Stock. The Administrator will determine the Exercise Price under each Option and may set the Exercise Price without regard to the Exercise Price of any other Options granted at the same or any other time. The Company may use the consideration it receives from the optionee for general corporate purposes.

                 The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant. For ISOs, the Exercise Price per share must be at least 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; PROVIDED, HOWEVER, that if the Administrator decides to grant an ISO to someone covered by Code Sections 422(b)(6) and 424(d) (as a more-than-10%-stock-owner), the Exercise Price must be at least 110% of the Fair Market Value.

     FAIR MARKET       FAIR MARKET VALUE of a share of Common Stock for purposes
     VALUE             of the  Plan will be determined as follows:

                                  if the Company has no publicly-traded stock,
                                  the Administrator will determine the Fair
                                  Market Value for purposes of the Plan using
                                  any
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                                  measure of value it determines in good
                                  faith to be appropriate; if the Common Stock trades on a national securities exchange, the closing sale price on that date;

                                  if the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date;

                                  if no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date; or

                                  if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                              For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of "closing sale price" if appropriate because of changes in exchange or market procedures.

                              The Fair Market Value will be treated as equal to the price established in an IPO for any Options granted as of the IPO if they are granted on or before the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

                              The Administrator has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Options are conditioned on the optionees' agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.

EXERCISABILITY   The Administrator will determine the times and conditions for exercise of each Option.

                 Options will become exercisable at such times and in such manner as the Administrator determines and the Option Agreement indicates; PROVIDED, HOWEVER, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise

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                 any portion of an Option.

                 If the Administrator does not specify otherwise, Options will become exercisable as to one sixth of the covered shares six months following the Date of Grant and one sixth after each following six months.

                 No portion of an Option that is unexercisable at an optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

  CHANGE OF                   Upon a Change of Control (as defined below), all
  CONTROL                     Options will become fully exercisable.  A CHANGE
                              OF CONTROL for this purpose means the occurrence of any one or more of the following events after the Company's IPO:

                              a person, entity, or group (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) acquires ownership of more than 50% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("COMPANY VOTING SECURITIES");

                              consummation of a merger or consolidation of the Company with or into any other entity -- unless the holders of the Company Voting Securities outstanding immediately before such consummation, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its parent; or

                              the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or (ii) an agreement for the Company's sale or disposition of all or substantially all the Company's assets, AND such liquidation, dissolution, sale, or disposition is consummated.

                 Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing. [CHECK WITH ACCOUNTANTS: In addition, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.]



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                 The ADJUSTMENT UPON CHANGES IN CAPITAL STOCK provisions will also apply if the Change of Control is a SUBSTANTIAL CORPORATE CHANGE (as defined in those provisions). If a Change in Control is also a Substantial Corporate Change, the Change in Control provision will apply before the application of the Substantial Corporate Change provision.

LIMITATION ON    An Option granted to an employee will be an ISO only to the
ISOS             extent that the aggregate Fair Market Value (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF        To exercise any exercisable portion of an Option, the optionee
EXERCISE         must:

                              Deliver notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed or otherwise authenticated by the optionee, and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                              Pay the full Exercise Price by cash or a cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include loans from the Company or the use of Common Stock); and

                              Deliver to the Administrator such
                              representations and documents as the
                              Administrator, in its sole discretion, may consider necessary or advisable.

                 After an IPO, payment in full of the Exercise Price need not accompany the written notice of exercise if the exercise complies with a previously-approved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates (or



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                 other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.




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                 If the Administrator agrees to allow an optionee to pay through tendering shares of Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market
                 Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise, or, after an IPO, by having a broker tender to the Company cash equal to the exercise price and any withholding taxes.

OPTION           No one may exercise an Option more than ten years after its
EXPIRATION       (or five years for ISOs granted to 10% owners covered by Code
                 Date of Grant Sections 422(b)(6) and 424(d)). Unless the
                 Option Agreement provides otherwise, either initially or by amendment, no one may exercise an Option after the first to occur of:

  EMPLOYMENT                  The 90th day after the date of termination of
  TERMINATION                 employment (other than for death or Disability),
                              where termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason, including retirement. The Administrator may provide that Options terminate immediately upon termination of employment for "cause" under an employee's employment or consultant's services agreement or under another definition specified in the Option Agreement. Unless the Option Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment.

  GROSS MISCONDUCT            For the Company's termination of the optionee's
                              employment as a result of the optionee's Gross
                              Misconduct, the time of such termination. For purposes of this Plan, "GROSS MISCONDUCT" means the optionee has committed fraud, misappropriation,
                                  embezzlement, or willful misconduct that has resulted or is likely to result in material harm to the Company;

                                  committed or been indicted for or convicted of, or pled guilty or no contest to, any misdemeanor (other than for minor infractions or traffic violations) involving fraud, breach of trust, misappropriation, or other similar activity, or any felony; or



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                                  committed an act of gross negligence or
                                  otherwise acted with willful disregard for the Company's best interests in a manner that has resulted or is likely to result in material harm to the Company.

                              If the optionee has a written employment agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment agreement, rather than to the foregoing definition.

    DISABILITY                For disability, the earlier of (i) the first
                              anniversary of the optionee's termination of employment for disability and (ii) 60 days after the optionee no longer has a disability, where "DISABILITY" means the inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months; or

         DEATH                The date 12 months after the optionee's death.

                 If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former service provider violates any covenant not to compete or other post-employment covenant in effect between the Company and the former service provider. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or Eligible Subsidiaries will only receive ISO treatment to the extent the law permits, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor will not prevent loss of ISO status because of the formal termination of employment.

                 Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable.

OPTION           Option Agreements (which could be certificates) will set forth
AGREEMENT        the terms of each Option and will include such terms and
                 conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern.
                 The Option Agreements may contain special rules.

PUT AND CALL     The Administrator may provide in Option Agreements that the
RIGHTS           Company has the right (or obligation) to purchase outstanding
                 Options, or the shares


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                 received from exercising an Option, under certain
                 circumstances, including termination of employment for any reason or death and may provide for rights of first refusal. The Administrator may distinguish between unexercisable and exercisable Options.

STOCK SUBJECT    Except as adjusted below under CORPORATE CHANGES,
TO PLAN

                              the aggregate number of shares of Common
                              Stock that may be issued under Options may not exceed 12,838,602 (which will be automatically adjusted to equal 30% of the sum of the shares of Common Stock outstanding immediately after the IPO plus any shares reserved for underwriter over-allotments), the maximum number of shares that may be granted under Options for a single individual in a calendar year may not exceed 50% of the preceding number (The individual maximum applies only to Options first made under this Plan and not to Options made in substitution of a prior employer's options or other incentives, except as Code Section 162(m) otherwise requires.), and the aggregate number of shares of Common
                              Stock that may be issued under incentive stock options may not exceed 6,000,000.

                 The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market or treasury shares. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given individual).

                 No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                 The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Option.



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                 The Company will not issue fractional shares pursuant to the exercise of an Option, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO       During the optionee's lifetime and except as provided under
MAY EXERCISE     TRANSFERS, ASSIGNMENTS, AND PLEDGES, only the optionee or his duly appointed guardian or personal representative may exercise the Options. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Option. If someone other than the original recipient seeks to exercise any portion of an Option, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Option.

ADJUSTMENTS      Subject to any required action by the Company (which it agrees
UPON CHANGES     to promptly  take) or its stockholders, and subject to the
IN CAPITAL       provisions of applicable  corporate law, if, after the Date of
STOCK            Grant of an Option,

                              the outstanding shares of Common Stock
                              increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such
                              Common Stock occurs without the Company's receiving consideration (excluding, unless the Administrator determines otherwise, stock repurchases),

                 the Administrator must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the optionee has already purchased.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price.

                 The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.


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                 Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

  SUBSTANTIAL    Upon a SUBSTANTIAL CORPORATE CHANGE, the Plan and any
  CORPORATE      unexercised Options will TERMINATE unless provision is made in
  CHANGE         writing in connection with such transaction for

                              the assumption or continuation of outstanding Options, or

                              the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.

                 If an Option would otherwise terminate under the preceding sentence and the Fair Market Value indicated by the Substantial Corporate Change exceeds or is likely to exceed the Exercise Price, the Administrator will either provide that optionees will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the Option, whether or not they had previously become exercisable, or cause the Company, or agree to allow the successor, to cancel each Option after payment to the optionee of an amount in cash, cash equivalents, or successor equity interests equal to the Fair Market Value under the transaction minus the Exercise Price for the shares covered by the Option.

                 The Board or other Administrator may take any actions described in ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK section, including the Substantial Corporate Changes section, without any requirement to seek optionee consent. [PENDING


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                 COMMENTS FROM ACCOUNTANTS: However, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.]



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                 A SUBSTANTIAL CORPORATE CHANGE means the

                        dissolution or liquidation of the Company,

                        merger, consolidation, or reorganization of the Company with one or more corporations or other entities in which the Company is not the surviving corporation,

                        the sale of substantially all of the assets of the Company to another entity or an individual, or any transaction (including a merger or
                        reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act, any Company Subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY       Employees of Company Subsidiaries will be entitled to
EMPLOYEES        participate in the Plan, except as otherwise designated by the
                 Board of Directors or the Administrator.

                 Eligible Subsidiary means each of the Company's Subsidiaries, except as the Administrator otherwise specifies. For ISO grants, SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an Option is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISOs, Subsidiary also includes a single-member limited liability company included within the chain described in the preceding sentence. The Board or the Administrator may use a different definition of Subsidiary for NQSOs.

LEGAL            The Company will not issue any shares of Common Stock under an
COMPLIANCE       Option until all applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes


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                 any action that Federal or state laws otherwise prohibit.

                 The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("SECURITIES ACT") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be treated as amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR     Unless a registration statement under the Securities Act covers
INVESTMENT       the shares of Common Stock an optionee receives upon exercising
AND OTHER        his Option, the  Administrator may require, at the time of
RESTRICTIONS     such exercise, that the optionee  agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are registered under the Securities Act. Unless the shares are registered under the Securities Act, the optionee must acknowledge:

                           that the shares purchased on exercise of the Option are not so registered,

                           that the optionee may not sell or otherwise transfer the shares unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company
                              has issued an opinion satisfactory
                              to the Company that the sale or
                              other transfer of such shares is
                              exempt from registration under the
                              Securities Act, and

                              such sale or transfer complies with
                              all other applicable laws, rules,
                              and regulations, including all
                              applicable Federal and state
                              securities laws, rules, and
                              regulations.


                 Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Option Agreements, or the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.


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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                   Page 15 of 15

                 The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING  The optionee must satisfy all applicable Federal, state, and local income and employment tax withholding requirements before the Company will deliver stock certificates or otherwise recognize ownership upon the exercise of an Option. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts required for withholding. Payment of withholding obligations is due at the same time as is payment of the Exercise Price. If the Administrator so determines, the optionee may instead satisfy the withholding obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares), or, after an IPO, by having a broker tender to the Company cash equal to the withholding taxes.

TRANSFERS,       Unless the Administrator otherwise approves in advance in
ASSIGNMENTS,     writing for estate planning or other purposes, an Option may
AND PLEDGES      not be assigned, pledged,  or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will or by operation of applicable laws of descent and distribution. If necessary to comply with Rule 16b-3, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its discretion, expressly provide that an optionee may transfer his Option, without receiving consideration, to (i) members of his immediate family (children, grandchildren, or spouse), (ii) trusts for the benefit of such family members, or (iii) partnerships whose only partners are such family members.

AMENDMENT OR     The Board may amend, suspend, or terminate the Plan at any
TERMINATION      time, without the consent of the optionees or their
OF PLAN AND      beneficiaries; PROVIDED, HOWEVER, that no amendment will
OPTIONS          deprive any optionee or beneficiary of any previously
                 declared Option. Except as required by law or by the Substantial Corporate Changes section, the Administrator may not, without the optionee's or

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                   Page 16 of 15
                 beneficiary's consent, modify the terms and conditions of an Option so as to adversely affect the optionee. No amendment, suspension, or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Options, except as provided in the SUBSTANTIAL CORPORATE CHANGES
                 Section.

PRIVILEGES OF    No optionee and no beneficiary or other person claiming under
STOCK            or through  such optionee will have any right, title, or
OWNERSHIP        interest in or to any shares of Common Stock allocated or
                 reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, already issued to such optionee.

EFFECT ON        Whether exercising an Option causes the optionee to accrue or
OTHER PLANS      receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON   Notwithstanding any other provisions of the Plan, no individual
LIABILITY        acting as a director, officer, other employee, or agent of the
                 Company will be liable to any optionee, former optionee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT    Nothing contained in this Plan constitutes an employment
CONTRACT         contract between the Company and the optionees.  The Plan does not give any optionee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the optionee's employment or other relationship with the Company.

APPLICABLE LAW   The laws of the State of Delaware (other than its
                 choice of law provisions) govern this Plan and its interpretation.

DURATION OF      Unless the Board extends the Plan's term, the Administrator may
PLAN             not grant Options after_________, 2009.  The Plan will then terminate but will continue to govern unexercised and unexpired
                 Options.


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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                   Page 17 of 15

APPROVAL OF      The Plan must be submitted to Company stockholders for their
THE PLAN         approval within 12 months after the Board adopts the Plan to qualify any Options designated as ISOs for treatment as such.
                 If the stockholders do not so approve the Plan, the Plan and any outstanding Options will be treated as void and of no effect.


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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                   Page 18 of 15